UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21162

Name of Fund:  Merrill Lynch Fundamental Growth Principal Protected Fund of
               Merrill Lynch Principal Protected Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Fundamental Growth
Principal Protected Fund


Annual Report
August 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Fundamental Growth
Principal Protected Fund of
Merrill Lynch Principal Protected Trust
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Fundamental Growth Principal Protected Fund



Portfolio Information as of August 31, 2005


Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

General Electric Co.                               3.2%
Microsoft Corp.                                    3.1
Exxon Mobil Corp.                                  2.9
Alcon, Inc.                                        2.8
3M Co.                                             2.6
Johnson & Johnson                                  2.1
Procter & Gamble Co.                               1.6
WellPoint, Inc.                                    1.6
Amgen, Inc.                                        1.5
The Dow Chemical Co.                               1.4



                                               Percent of
                                                 Total
Asset Mix                                     Investments

Common Stock                                      60.4%
Fixed Income Securities                           38.0
Other*                                             1.6

 * Includes portfolio holdings in short-term investments.



Five Largest Industries                        Percent of
(Equity Investments)                           Net Assets

Energy Equipment & Services                        6.1%
Industrial Conglomerates                           5.8
Health Care Equipment & Supplies                   5.4
Chemicals                                          4.9
Health Care Providers & Services                   4.7

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:


Total Returns as of August 31, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.33%        +12.56%
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%        +23.10%
International equities (MSCI Europe Australasia Far East Index)         +1.98%        +23.58%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%        + 4.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%        + 5.31%
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%        + 8.98%


Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund met its primary objective of preserving investor principal while also providing attractive total returns that exceeded the Lipper Balanced Target Maturity Funds average.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, Merrill Lynch Fundamental Growth Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +6.82%, +6.04%, +6.05% and +7.03%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's all-equity benchmarks, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Growth Index, returned +12.56% and +10.29%, respectively.

Because the Fund incorporates a fixed income component, its returns may be greater or less than those provided by the equity markets alone. The fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, returned +4.15% for the 12 months ended August 31, 2005. Thus, the Fund's fixed income allocation produced a drag versus the all-equity benchmarks. Importantly, however, the Fund met its objective of protecting investor principal while also significantly outpacing the +3.62% average return of the Lipper Balanced Target Maturity Funds category for the 12-month period. (Funds in this Lipper category invest to provide a guaranteed return of investment at maturity. Some of the assets are invested in zero coupon U.S. Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.)

Performance in the actively managed equity portfolio benefited from favorable stock selection and an overweight exposure to the health care sector. The top performers in health care were Alcon, Inc., Gilead Sciences Inc., WellPoint, Inc., Celgene Corp., Humana, Inc., Amgen, Inc. and Caremark Rx, Inc. Our avoidance of major pharmaceutical companies, such as Pfizer Inc., Merck & Co. Inc. and Eli Lilly & Co., also proved beneficial.

Also contributing to performance was our overweight exposure to the energy sector, where we focused on energy services and equipment companies, which provide for exploration and development operations around the world. Within energy, positions that contributed most to performance were Transocean, Inc., Schlumberger Ltd., Halliburton Co., Baker Hughes, Inc., National Oilwell Varco, Inc., Grant Prideco, Inc., Devon Energy Corp. and Apache Corp.

Stock selection and overweight positions in consumer discretionary and industrials further benefited results. In these sectors, the Fund enjoyed positive results from Coach, Inc., Marriott International Inc., eBay Inc., Starwood Hotels & Resorts Worldwide, Inc., Best Buy Co. Inc., KB Home, PACAAR Inc., Monster Worldwide Inc., Rockwell Automation,Inc., Boeing Co., Wolseley Plc (UK), Lockheed Martin Corp. and ITT Industries Inc. Finally, an underweight position in information technology (IT) also aided relative results.

Detracting most from equity performance for the year was the absence of a position in the strong-performing Exxon Mobil Corp. We added Exxon Mobil to the portfolio during the last week of the fiscal year as we grew more confident in the company's prospects. Also hindering relative performance was our position in Doral Financial Corp., which we sold from the portfolio in the second half of the fiscal year. Doral's management had engaged in financial futures hedging transactions, the details of which were not disclosed to shareholders. In retrospect, it appeared the potential losses on these transactions were not understood by the company's senior management. Other investments in financials also detracted from performance for the year.


What changes were made to the portfolio during the period?

A mathematical formula is used to determine the allocation between the Fund's equity and fixed income components. During the fiscal year, the Fund's equity component ranged from 39.40% of net assets to 61.15%, and the fixed income allocation ranged from 38.85% of net assets to 60.60%. The Fund's fixed income component was invested in U.S. Treasury zero coupon bonds set to mature close to the expiration of the Fund, which is seven years from its commencement of operations (November 13, 2009).

In the equity portfolio, we reduced exposure to the consumer discretionary, energy, industrials and IT sectors in the first half of the fiscal year. At the same time, we increased our weightings in the financials, health care and materials sectors.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



During the second half of the year, we added to the Fund's already overweight position in health care and increased our underweighting in IT. Within IT, we sold Intel Corp. given concerns about a potential decline in the company's profitability as communication products become a higher percentage of overall semiconductor revenues, as well as concerns about a slowdown of revenue growth in Asia as market penetration matures. We trimmed exposure to Microsoft Corp. and liquidated our position in Paychex, Inc., one of the leading business payroll and employee benefit information processors. Paychex's valuation was relatively high, and we believe a slowdown in U.S. employment growth as the Federal Reserve Board (the Fed) continues to tighten monetary policy creates the potential for a disappointing earnings report. We also sold Accenture
Ltd. - Class A, given concerns about increasing competition in the IT consulting arena from major firms based in India that offer lower costs for skilled technology engineers.

In the health care sector, we initiated a position in Johnson & Johnson after the company announced an agreement to acquire Guidant Corp. We liquidated, at a significant capital gain, a meaningful position in Gilead Sciences, based on its relatively high valuation, and reinvested the proceeds in Amgen, where enhanced revenue growth from new products over the next three years appears attractive. We also sold, at gains, Zimmer Holdings Inc. on concerns about the potential for significant downward pricing pressure on implant products from hospitals and governmental reimbursement agencies, and Celgene Corp., a leading biopharmaceutical company, based on its relatively high valuation. Conversely, we added to our positions in the HMO subsector with the purchase of Humana and Sierra Health Services Inc. In addition to Amgen, we added investments in Genzyme Corp. and MGI Pharma Inc. in the biotechnology subsector.

In other sectors, we meaningfully reduced the Fund's overweight in financials during the second half of the year after having increased our exposure in January 2005. In addition to the previously mentioned Doral Financial, we liquidated our position in consumer credit card company MBNA Corp. at a capital loss as the company's business fundamentals appeared to be turning negative while prospects for most competitors turned upward. We also sold Washington Mutual Inc., one of the largest financial service companies, on concerns about the possible increase in delinquent residential mortgage loans as the Fed continues to increase interest rates.

We reduced exposure to the consumer discretionary sector with the liquidation of Carnival Corp. at a capital gain. Our holding in Avon Products Inc. was sold at a capital loss after a surprising deterioration in the company's revenue growth rate. The Fund realized profits on the partial sale of successful investments in Marriott International - Class A and Coach, and the total liquidation of KB Home.


How would you characterize the Fund's position at the close of the period?

In seeking to meet its objective of principal protection and potential for capital growth, the allocation between the Fund's fixed income and equity components will continue to vary as market conditions change. As of August 31, 2005, the Fund was invested 59.8% in equities and 40.2% in fixed income securities. This compared to an allocation of 52.6% equities and 47.4% fixed income six months ago.

The equity portfolio was overweight in energy and materials at period-end. Energy prices rose substantially during the second half of the fiscal year while global economic growth rates began to slow, possibly indicating that there is a gradually growing shortage of energy products. Consequently, we increased the Fund's exposure to energy at the end of August by adding Exxon Mobil and Sunoco, Inc. to the portfolio. In light of the prospect for economic reacceleration, energy prices could remain at the recent elevated levels, a positive for the profits of companies in the industry.

The Fund's overweight in the materials sector reflects investments in the major U.S. chemical and industrial gas companies, which also are well positioned for a recovery in global economic activity. In addition, these companies should benefit from their investments in new ventures in China, where the government continues to build its investments in the industrial and technology manufacturing sectors. In industrials, the Fund's investments in General Electric Co., Boeing Co., Caterpillar, Inc. and 3M Co. are based on the expectation that these companies could enjoy growth in sales and profitability as the Chinese government continues to invest in public infrastructure and manufacturing capabilities.


Lawrence R. Fuller
Vice President and Portfolio Manager


September 14, 2005


If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-MER-FUND.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                       6-Month           12-Month       Since Inception
As of August 31, 2005                                                Total Return      Total Return       Total Return
ML Fundamental Growth Principal Protected Fund Class A Shares*          +2.52%            + 6.82%            +12.66%
ML Fundamental Growth Principal Protected Fund Class B Shares*          +2.14             + 6.04             +10.31
ML Fundamental Growth Principal Protected Fund Class C Shares*          +2.14             + 6.05             +10.29
ML Fundamental Growth Principal Protected Fund Class I Shares*          +2.62             + 7.03             +13.41
S&P 500 (R) Index**                                                     +2.33             +12.56             +45.37
S&P 500/Barra Growth Index***                                           +1.51             +10.29             +32.28
Lehman Brothers Aggregate Bond Index****                                +2.85             + 4.15             +13.29

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets
     (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/13/02.

 *** This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios. Since inception total return is from 11/13/02.

**** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 11/13/02.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Principal Protected Fund++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++, S&P 500/Barra Growth Index++++++ and Lehman Brothers Aggregate Bond Index++++++++. Values illustrated are as follows:


ML Fundamental Growth Principal Protected Fund++
Class A Shares*

Date                                             Value

11/13/2002**                                   $ 9,475.00
August 2003                                    $ 9,845.00
August 2004                                    $ 9,993.00
August 2005                                    $10,674.00


ML Fundamental Growth Principal Protected Fund++
Class B Shares*

Date                                             Value

11/13/2002**                                   $10,000.00
August 2003                                    $10,320.00
August 2004                                    $10,403.00
August 2005                                    $10,731.00


S&P 500 Index++++

Date                                             Value

11/13/2002**                                   $10,000.00
August 2003                                    $11,587.00
August 2004                                    $12,915.00
August 2005                                    $14,537.00


S&P 500/Barra Growth Index++++++

Date                                             Value

11/13/2002**                                   $10,000.00
August 2003                                    $11,217.00
August 2004                                    $11,995.00
August 2005                                    $13,228.00


Lehman Brothers Aggregate Bond Index++++++++

Date                                             Value

11/13/2002**                                   $10,000.00
August 2003                                    $10,249.00
August 2004                                    $10,878.00
August 2005                                    $11,329.00


       * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

      ** Commencement of operations.

      ++ ML Fundamental Growth Principal Protected Fund consists primarily of common stocks and U.S. Treasury bonds, including zero coupon bonds.

    ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

  ++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios.

++++++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

         Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/05                   +6.82%           +1.21%
Inception (11/13/02)
through 8/31/05                          +4.35            +2.36

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 8/31/05                   +6.04%           +2.04%
Inception (11/13/02)
through 8/31/05                          +3.57            +2.56

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Principal Protected Fund++ Class C and Class I Shares* compared to a similar investment in S&P 500 Index++++, S&P 500/Barra Growth Index++++++ and Lehman Brothers Aggregate Bond Index++++++++. Values illustrated are as follows:


ML Fundamental Growth Principal Protected Fund++
Class C Shares*

Date                                             Value

11/13/2002**                                   $10,000.00
August 2003                                    $10,320.00
August 2004                                    $10,400.00
August 2005                                    $11,029.00


ML Fundamental Growth Principal Protected Fund++
Class I Shares*

Date                                             Value

11/13/2002**                                   $ 9,475.00
August 2003                                    $ 9,864.00
August 2004                                    $10,040.00
August 2005                                    $10,746.00


S&P 500 Index++++

Date                                             Value

11/13/2002**                                   $10,000.00
August 2003                                    $11,587.00
August 2004                                    $12,915.00
August 2005                                    $14,537.00


S&P 500/Barra Growth Index++++++

Date                                             Value

11/13/2002**                                   $10,000.00
August 2003                                    $11,217.00
August 2004                                    $11,995.00
August 2005                                    $13,228.00


Lehman Brothers Aggregate Bond Index++++++++

Date                                             Value

11/13/2002**                                   $10,000.00
August 2003                                    $10,249.00
August 2004                                    $10,878.00
August 2005                                    $11,329.00


       * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

      ** Commencement of operations.

      ++ ML Fundamental Growth Principal Protected Fund consists primarily of common stocks and U.S. Treasury bonds, including zero coupon bonds.

    ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

  ++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios.

++++++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

         Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 8/31/05                   +6.05%           +5.05%
Inception (11/13/02)
through 8/31/05                          +3.56            +3.56

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/05                   +7.03%           +1.41%
Inception (11/13/02)
through 8/31/05                          +4.60            +2.61

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2005 and held through August 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                          Beginning            Ending           During the Period*
                                                        Account Value      Account Value          March 1, 2005
                                                           March 1,          August 31,           to August 31,
                                                             2005               2005                   2005
Actual

Class A                                                     $1,000           $1,025.20                $10.16
Class B                                                     $1,000           $1,021.40                $14.01
Class C                                                     $1,000           $1,021.40                $14.06
Class I                                                     $1,000           $1,026.20                $ 8.89

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,015.17                $10.11
Class B                                                     $1,000           $1,011.34                $13.94
Class C                                                     $1,000           $1,011.29                $13.99
Class I                                                     $1,000           $1,016.43                $ 8.84


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.99% for
   Class A, 2.75% for Class B, 2.76% for Class C and 1.74% for Class I), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Schedule of Investments



                                                       Shares
Industry       Common Stocks                             Held          Value

Aerospace & Defense--1.8%

               Boeing Co.                              20,400    $    1,367,208
               Lockheed Martin Corp.                   19,100         1,188,784
                                                                 --------------
                                                                      2,555,992

Beverages--0.6%

               PepsiCo, Inc.                           16,400           899,540

Biotechnology--2.5%

               Amgen, Inc. (d)                         26,400         2,109,360
               Genzyme Corp. (d)                       21,100         1,501,687
                                                                 --------------
                                                                      3,611,047

Capital Markets--0.7%

               Franklin Resources, Inc.                13,500         1,085,940

Chemicals--4.9%

               Air Products & Chemicals, Inc.          28,200         1,562,280
               The Dow Chemical Co.                    47,300         2,043,360
               E.I. du Pont de Nemours & Co.           28,500         1,127,745
               Nalco Holding Co. (d)                   30,700           561,810
               Praxair, Inc.                           36,800         1,777,440
                                                                 --------------
                                                                      7,072,635

Commercial Banks--1.4%

               Bank of America Corp.                   27,100         1,166,113
               U.S. Bancorp                            32,000           935,040
                                                                 --------------
                                                                      2,101,153

Communications Equipment--1.6%

               Corning, Inc. (d)                       54,500         1,087,820
               Telefonaktiebolaget LM Ericsson (b)     36,200         1,263,380
                                                                 --------------
                                                                      2,351,200

Diversified Financial Services--0.6%

               Citigroup, Inc.                         21,700           949,809

Energy Equipment & Services--6.1%

               Baker Hughes, Inc.                      23,800         1,398,250
               Grant Prideco, Inc. (d)                 12,000           442,320
               Halliburton Co.                         31,500         1,952,055
               National Oilwell Varco, Inc. (d)        19,200         1,232,832
               Schlumberger Ltd.                       21,400         1,845,322
               Transocean, Inc. (d)                    33,200         1,960,128
                                                                 --------------
                                                                      8,830,907

Food Products--1.5%

               McCormick & Co., Inc.                   36,200         1,227,542
               Wm. Wrigley Jr. Co.                     14,000           994,700
                                                                 --------------
                                                                      2,222,242

Health Care Equipment & Supplies--5.4%

               Alcon, Inc.                             34,600         4,084,530
               Medtronic, Inc.                         32,300         1,841,100
               Varian Medical Systems, Inc. (d)        36,600         1,457,412
               Waters Corp. (d)                         9,700           441,059
                                                                 --------------
                                                                      7,824,101



                                                       Shares
Industry       Common Stocks                             Held          Value

Health Care Providers & Services--4.7%

               Caremark Rx, Inc. (d)                   21,900    $    1,023,387
               Covance, Inc. (d)                        4,500           235,350
               Humana, Inc. (d)                        21,200         1,020,992
               Sierra Health Services (d)               6,600           444,180
               UnitedHealth Group, Inc.                34,300         1,766,450
               WellPoint, Inc. (d)                     30,900         2,294,325
                                                                 --------------
                                                                      6,784,684

Hotels, Restaurants & Leisure--3.5%

               Starbucks Corp. (d)                     25,000         1,226,000
               Starwood Hotels & Resorts
                  Worldwide, Inc.                      29,700         1,731,510
               Station Casinos, Inc.                    3,800           253,916
               Wynn Resorts Ltd. (d)                   18,600           887,592
               Yum! Brands, Inc.                       19,800           938,124
                                                                 --------------
                                                                      5,037,142

Household Products--1.6%

               Procter & Gamble Co.                    41,700         2,313,516

IT Services--1.1%

               First Data Corp.                        27,500         1,142,625
               Hewitt Associates, Inc. Class A (d)     16,100           466,900
                                                                 --------------
                                                                      1,609,525

Industrial Conglomerates--5.8%

               3M Co.                                  53,100         3,778,065
               General Electric Co.                   137,900         4,634,819
                                                                 --------------
                                                                      8,412,884

Internet Software & Services--1.8%

               Google, Inc. (d)                         3,600         1,029,600
               Yahoo!, Inc. (d)                        48,300         1,610,322
                                                                 --------------
                                                                      2,639,922

Machinery--2.1%

               Caterpillar, Inc.                       19,600         1,087,604
               ITT Industries, Inc.                     9,700         1,058,464
               Pall Corp.                              31,600           903,760
                                                                 --------------
                                                                      3,049,828

Media--0.6%

               Walt Disney Co.                         36,600           921,954

Oil, Gas & Consumable Fuels--3.6%

               Exxon Mobil Corp.                       71,000         4,252,900
               Sunoco, Inc.                            13,800         1,003,260
                                                                 --------------
                                                                      5,256,160



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Schedule of Investments (concluded)


                                                       Shares
Industry       Common Stocks                             Held          Value

Pharmaceuticals--2.3%

               Johnson & Johnson                       48,900    $    3,099,771
               MGI Pharma, Inc. (d)                    11,300           304,648
                                                                 --------------
                                                                      3,404,419

Software--3.0%

               Microsoft Corp.                        161,300         4,419,620

Specialty Retail--1.1%

               Staples, Inc.                           70,150         1,540,494

Textiles, Apparel & Luxury Goods--1.3%

               Coach, Inc. (d)                         31,900         1,058,761
               Nike, Inc. Class B                      11,000           868,010
                                                                 --------------
                                                                      1,926,771

Trading Companies & Distributors--0.2%

               MSC Industrial Direct Co. Class A        7,300           255,500

               Total Common Stocks
               (Cost--$75,706,215)--59.8%                            87,076,985




         Face
       Amount  U.S. Government Obligations                             Value

               U.S. Treasury STRIPS (a):
 $ 34,998,000     3.153%* due 8/15/2009                          $   30,097,720
   28,996,000     3.858%* due 11/15/2009                             24,709,695

               Total U.S. Government Obligations
               (Cost--$55,640,541)--37.7%                            54,807,415




   Beneficial
     Interest  Short-Term Securities

 $  2,375,547  Merrill Lynch Liquidity Series, LLC
                  Cash Sweep Series I (c)                             2,375,547

               Total Short-Term Securities
               (Cost--$2,375,547)--1.6%                               2,375,547

Total Investments (Cost--$133,722,303**)--99.1%                     144,259,947
Other Assets Less Liabilities--0.9%                                   1,253,655
                                                                 --------------
Net Assets--100.0%                                               $  145,513,602
                                                                 ==============

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

** The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $      134,427,354
                                                 ==================
    Gross unrealized appreciation                $       12,849,214
    Gross unrealized depreciation                       (3,016,621)
                                                 ------------------
    Net unrealized appreciation                  $        9,832,593
                                                 ==================

(a) Separately Traded Registered Interest and Principal of Securities (STRIPS).

(b) Depositary Receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                 Interest/
                                                    Net           Dividend
    Affiliate                                     Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                        $991,407          $42,472
    Merrill Lynch Premier Institutional Fund            --          $   708

(d) Non-income producing security.

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Statement of Assets and Liabilities

As of August, 31 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$131,346,756)                       $   141,884,400
           Investments in affiliated securities, at value (identified cost--$2,375,547)                                 2,375,547
           Foreign cash (cost--$6,933)                                                                                      6,695
           Receivables:
               Securities sold                                                                 $     1,629,982
               Dividends                                                                                99,130
               Interest from affiliates                                                                  3,201          1,732,313
                                                                                               ---------------
           Prepaid expenses                                                                                                 2,048
                                                                                                                  ---------------
           Total assets                                                                                               146,001,003
                                                                                                                  ---------------

Liabilities

           Payables:
               Distributor                                                                             122,420
               Financial warranty fee                                                                  100,874
               Beneficial interest redeemed                                                             99,750
               Investment adviser                                                                       67,617
               Other affiliates                                                                         46,370            437,031
                                                                                               ---------------
           Accrued expenses                                                                                                50,370
                                                                                                                  ---------------
           Total liabilities                                                                                              487,401
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   145,513,602
                                                                                                                  ===============

Net Assets Consist of

           Paid-in capital, unlimited number of shares of beneficial interest authorized                          $   130,903,801
           Undistributed investment income--net                                                $        51,417
           Undistributed realized capital gains--net                                                 4,020,978
           Unrealized appreciation--net                                                             10,537,406
                                                                                               ---------------
           Total accumulated earnings--net                                                                             14,609,801
                                                                                                                  ---------------
           Net Assets                                                                                             $   145,513,602
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $4,955,336 and 468,794 shares of beneficial
           interest outstanding                                                                                   $         10.57
                                                                                                                  ===============
           Class B--Based on net assets of $79,793,468 and 7,602,649 shares of beneficial
           interest outstanding                                                                                   $         10.50
                                                                                                                  ===============
           Class C--Based on net assets of $53,458,916 and 5,083,279 shares of beneficial
           interest outstanding                                                                                   $         10.52
                                                                                                                  ===============
           Class I--Based on net assets of $7,305,882 and 690,982 shares of beneficial
           interest outstanding                                                                                   $         10.57
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Statement of Operations

For the Year Ended August 31, 2005
Investment Income

           Interest (including $42,472 from affiliates)                                                           $     2,904,844
           Dividends (net of $8,397 foreign withholding tax)                                                            1,581,242
           Securities lending--net                                                                                            708
                                                                                                                  ---------------
           Total income                                                                                                 4,486,794
                                                                                                                  ---------------

Expenses

           Financial warranty fee                                                              $     1,349,007
           Investment advisory fees                                                                  1,081,054
           Account maintenance and distribution fees--Class B                                          888,523
           Account maintenance and distribution fees--Class C                                          616,300
           Transfer agent fees--Class B                                                                111,300
           Accounting services                                                                          99,807
           Transfer agent fees--Class C                                                                 79,496
           Professional fees                                                                            70,403
           Printing and shareholder reports                                                             37,850
           Custodian fees                                                                               21,587
           Trustees' fees and expenses                                                                  18,034
           Account maintenance fees--Class A                                                            16,426
           Transfer agent fees--Class I                                                                  9,976
           Transfer agent fees--Class A                                                                  7,075
           Pricing fees                                                                                  3,513
           Other                                                                                        20,496
                                                                                               ---------------
           Total expenses                                                                                               4,430,847
                                                                                                                  ---------------
           Investment income--net                                                                                          55,947
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                      7,380,172
               Foreign currency transactions--net                                                      (6,778)          7,373,394
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                      2,801,638
               Foreign currency transactions--net                                                        (227)          2,801,411
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                     10,174,805
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    10,230,752
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Statements of Changes in Net Assets
                                                                                                        For the Year Ended
                                                                                                            August 31,
Increase (Decrease) in Net Assets:                                                                     2005              2004
Operations

           Investment income (loss)--net                                                       $        55,947    $   (1,451,700)
           Realized gain--net                                                                        7,373,394         11,082,945
           Unrealized appreciation/depreciation--net                                                 2,801,411        (5,423,993)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     10,230,752          4,207,252
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net:
               Class A                                                                                      --           (54,637)
               Class B                                                                                      --           (36,407)
               Class C                                                                                      --                 --
               Class I                                                                                      --           (97,873)
           Realized gain--net:
               Class A                                                                               (427,659)                 --
               Class B                                                                             (4,486,776)                 --
               Class C                                                                             (3,048,456)                 --
               Class I                                                                               (636,382)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           shareholders                                                                            (8,599,273)          (188,917)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net decrease in net assets derived from beneficial interest transactions               (44,278,072)       (67,566,584)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                           (42,646,593)       (63,548,249)
           Beginning of year                                                                       188,160,195        251,708,444
                                                                                               ---------------    ---------------
           End of year*                                                                        $   145,513,602    $   188,160,195
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $        51,417                 --
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Financial Highlights
                                                                                                     Class A

                                                                                                                 For the Period
                                                                                                                  November 13,
                                                                                      For the Year Ended           2002++ to
The following per share data and ratios have been derived                                 August 31,               August 31,
from information provided in the financial statements.                             2005               2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                $      10.49       $      10.38       $      10.00
                                                                               ------------       ------------       ------------
           Investment income--net                                                    .08***         --***+++++                .04
           Realized and unrealized gain--net                                            .63                .16                .35
                                                                               ------------       ------------       ------------
           Total from investment operations                                             .71                .16                .39
                                                                               ------------       ------------       ------------
           Less dividends and distributions from:
               Investment income--net                                                    --              (.05)              (.01)
               Realized gain--net                                                     (.63)                 --                 --
                                                                               ------------       ------------       ------------
           Total dividends and distributions                                          (.63)              (.05)              (.01)
                                                                               ------------       ------------       ------------
           Net asset value, end of period                                      $      10.57       $      10.49       $      10.38
                                                                               ============       ============       ============

Total Investment Return**

           Based on net asset value per share                                         6.82%              1.50%           3.90%+++
                                                                               ============       ============       ============

Ratios to Average Net Assets

           Expenses, net of waiver                                                    1.98%              1.99%             2.11%*
                                                                               ============       ============       ============
           Expenses                                                                   1.98%              2.00%             2.11%*
                                                                               ============       ============       ============
           Investment income--net                                                      .75%               .02%              .41%*
                                                                               ============       ============       ============

Supplemental Data

           Net assets, end of period (in thousands)                            $      4,955       $      8,309       $     15,668
                                                                               ============       ============       ============
           Portfolio turnover                                                        58.17%             71.29%            106.91%
                                                                               ============       ============       ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Financial Highlights (continued)
                                                                                                     Class B

                                                                                                                 For the Period
                                                                                                                  November 13,
                                                                                      For the Year Ended           2002++ to
The following per share data and ratios have been derived                                 August 31,               August 31,
from information provided in the financial statements.                             2005               2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                $      10.39       $      10.31       $      10.00
                                                                               ------------       ------------       ------------
           Investment loss--net                                                    (.01)***           (.08)***              (.03)
           Realized and unrealized gain--net                                            .63                .16                .35
                                                                               ------------       ------------       ------------
           Total from investment operations                                             .62                .08                .32
                                                                               ------------       ------------       ------------
           Less dividends and distributions from:
               Investment income--net                                                    --            --+++++              (.01)
               Realized gain--net                                                     (.51)                 --                 --
                                                                               ------------       ------------       ------------
           Total dividends and distributions                                          (.51)            --+++++              (.01)
                                                                               ------------       ------------       ------------
           Net asset value, end of period                                      $      10.50       $      10.39       $      10.31
                                                                               ============       ============       ============

Total Investment Return**

           Based on net asset value per share                                         6.04%               .81%           3.20%+++
                                                                               ============       ============       ============

Ratios to Average Net Assets

           Expenses, net of waiver                                                    2.75%              2.76%             2.88%*
                                                                               ============       ============       ============
           Expenses                                                                   2.75%              2.76%             2.88%*
                                                                               ============       ============       ============
           Investment loss--net                                                      (.06%)             (.74%)            (.36%)*
                                                                               ============       ============       ============

Supplemental Data

           Net assets, end of period (in thousands)                            $     79,793       $     96,961       $    117,426
                                                                               ============       ============       ============
           Portfolio turnover                                                        58.17%             71.29%            106.91%
                                                                               ============       ============       ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Financial Highlights (continued)
                                                                                                     Class C

                                                                                                                 For the Period
                                                                                                                  November 13,
                                                                                      For the Year Ended           2002++ to
The following per share data and ratios have been derived                                 August 31,               August 31,
from information provided in the financial statements.                             2005               2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                $      10.39       $      10.31       $      10.00
                                                                               ------------       ------------       ------------
           Investment loss--net                                                    (.01)***           (.08)***              (.03)
           Realized and unrealized gain--net                                            .63                .16                .35
                                                                               ------------       ------------       ------------
           Total from investment operations                                             .62                .08                .32
                                                                               ------------       ------------       ------------
           Less dividends and distributions from:
               Investment income--net                                                    --                 --              (.01)
               Realized gain--net                                                     (.49)                 --                 --
                                                                               ------------       ------------       ------------
           Total dividends and distributions                                          (.49)                 --              (.01)
                                                                               ------------       ------------       ------------
           Net asset value, end of period                                      $      10.52       $      10.39       $      10.31
                                                                               ============       ============       ============

Total Investment Return**

           Based on net asset value per share                                         6.05%               .78%           3.20%+++
                                                                               ============       ============       ============

Ratios to Average Net Assets

           Expenses, net of waiver                                                    2.75%              2.76%             2.88%*
                                                                               ============       ============       ============
           Expenses                                                                   2.75%              2.76%             2.88%*
                                                                               ============       ============       ============
           Investment loss--net                                                      (.06%)             (.75%)            (.36%)*
                                                                               ============       ============       ============

Supplemental Data

           Net assets, end of period (in thousands)                            $     53,459       $     71,216       $    101,111
                                                                               ============       ============       ============
           Portfolio turnover                                                        58.17%             71.29%            106.91%
                                                                               ============       ============       ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Financial Highlights (concluded)
                                                                                                     Class I

                                                                                                                 For the Period
                                                                                                                  November 13,
                                                                                      For the Year Ended           2002++ to
The following per share data and ratios have been derived                                 August 31,               August 31,
from information provided in the financial statements.                             2005               2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                $      10.52       $      10.40       $      10.00
                                                                               ------------       ------------       ------------
           Investment income--net                                                    .10***             .03***                .06
           Realized and unrealized gain--net                                            .63                .16                .35
                                                                               ------------       ------------       ------------
           Total from investment operations                                             .73                .19                .41
                                                                               ------------       ------------       ------------
           Less dividends and distributions from:
               Investment income--net                                                    --              (.07)              (.01)
               Realized gain--net                                                     (.68)                 --                 --
                                                                               ------------       ------------       ------------
           Total dividends and distributions                                          (.68)              (.07)              (.01)
                                                                               ------------       ------------       ------------
           Net asset value, end of period                                      $      10.57       $      10.52       $      10.40
                                                                               ============       ============       ============

Total Investment Return**

           Based on net asset value per share                                         7.03%              1.79%           4.10%+++
                                                                               ============       ============       ============

Ratios to Average Net Assets

           Expenses, net of waiver                                                    1.73%              1.74%             1.86%*
                                                                               ============       ============       ============
           Expenses                                                                   1.73%              1.75%             1.86%*
                                                                               ============       ============       ============
           Investment income--net                                                      .99%               .27%              .67%*
                                                                               ============       ============       ============

Supplemental Data

           Net assets, end of period (in thousands)                            $      7,306       $     11,675       $     17,503
                                                                               ============       ============       ============
           Portfolio turnover                                                        58.17%             71.29%            106.91%
                                                                               ============       ============       ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). The Fund is a separate diversified series of the Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after the Guarantee Maturity Date without the principal protection feature. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Notes to Financial Statements (continued)


(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,778 has been reclassified between undistributed net investment income and undistributed net realized capital gains and $2,248 has been reclassified between paid-in capital and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is automatically renewable.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account
                                     Maintenance         Distribution
                                             Fee                  Fee

Class A                                     .25%                   --
Class B                                     .25%                 .75%
Class C                                     .25%                 .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2005, MLPF&S received contingent deferred sales charges of $418,983 relating to transactions in Class B Shares. Furthermore, MLPF&S received contingent deferred sales charges of $54 relating to transactions subject to front-end sales charge waivers in Class A Shares.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Notes to Financial Statements (continued)


The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $16,734 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2005.

For the year ended August 31, 2005, the Fund reimbursed MLIM $3,767 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2005 were $96,159,166 and $154,539,809, respectively.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $44,278,072 and $67,566,584 for the years ended August 31, 2005 and August 31, 2004, respectively.

Transactions in beneficial interest for each class were as follows:


Class A Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares issued to shareholders in
   reinvestment of distributions          38,340     $        398,731
Shares redeemed                        (361,735)          (3,783,704)
                                 ---------------     ----------------
Net decrease                           (323,395)     $    (3,384,973)
                                 ===============     ================


Class A Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares issued to shareholders in
   reinvestment of dividends               4,983     $         53,125
Shares redeemed                        (722,948)          (7,808,864)
                                 ---------------     ----------------
Net decrease                           (717,965)     $    (7,755,739)
                                 ===============     ================


Class B Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares issued to shareholders in
   reinvestment of distributions         407,336     $      4,228,151
Shares redeemed                      (2,139,405)         (22,253,217)
                                 ---------------     ----------------
Net decrease                         (1,732,069)     $   (18,025,066)
                                 ===============     ================


Class B Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares issued to shareholders in
   reinvestment of dividends               3,327     $         35,303
Shares redeemed                      (2,055,472)         (22,036,707)
                                 ---------------     ----------------
Net decrease                         (2,052,145)     $   (22,001,404)
                                 ===============     ================



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares issued to shareholders in
   reinvestment of distributions         280,613     $      2,918,381
Shares redeemed                      (2,051,749)         (21,374,920)
                                 ---------------     ----------------
Net decrease                         (1,771,136)     $   (18,456,539)
                                 ===============     ================


Class C Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares redeemed                      (2,950,521)     $   (31,608,625)
                                 ---------------     ----------------
Net decrease                         (2,950,521)     $   (31,608,625)
                                 ===============     ================


Class I Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares issued to shareholders in
   reinvestment of distributions          57,454     $        596,380
Shares redeemed                        (476,633)          (5,007,874)
                                 ---------------     ----------------
Net decrease                           (419,179)     $    (4,411,494)
                                 ===============     ================


Class I Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares issued to shareholders in
   reinvestment of dividends               8,784     $         93,726
Shares redeemed                        (582,313)          (6,294,542)
                                 ---------------     ----------------
Net decrease                           (573,529)     $    (6,200,816)
                                 ===============     ================


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2005.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:


                                       8/31/2005            8/31/2004

Distributions paid from:
   Ordinary income               $     2,899,613     $        188,917
   Net long-term capital
      gains                            5,699,660                   --
                                 ---------------     ----------------
Total taxable distributions      $     8,599,273     $        188,917
                                 ===============     ================


As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                   $        259,410
Undistributed long-term capital gains--net                  4,518,036
                                                     ----------------
Total undistributed earnings--net                           4,777,446
Capital loss carryforward                                          --
Unrealized gains--net                                      9,832,355*
                                                     ----------------
Total accumulated earnings--net                      $     14,609,801
                                                     ================

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch Fundamental Growth Principal Protected Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Principal Protected Fund, part of Merrill Lynch Principal Protected Trust, including the schedule of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Principal Protected Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods then ended, in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
October 14, 2005



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust to shareholders of record on December 13, 2004:

Qualified Dividend Income for Individuals*                                      36.65%
Dividends Qualifying for the Dividends Received Deduction for Corporations      34.26%
Federal Obligation Interest**                                                   40.82%

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.
   We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)   Length of                                                Fund Complex    Directorships
                        Held with     Time                                                     Overseen by     Held by
Name, Address & Age     Fund          Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Interested Trustee


Robert C. Doll, Jr.*    President     2005 to   President of the MLIM/FAM-advised funds since  130 Funds       None
P.O. Box 9011           and           present   2005; President of MLIM and FAM since 2001;    175 Portfolios
Princeton,              Trustee                 Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 51                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since
                                                2001; President of Princeton Administrators,
                                                L.P. ("Princeton Administrators") since 2001;
                                                Chief Investment Officer of Oppenheimer Funds,
                                                Inc. in 1999 and Executive Vice President
                                                thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.



Independent Trustees*


David O. Beim**         Trustee       2002 to   Professor of Finance and Economics at the      19 Funds        None
P.O. Box 9095                         present   Columbia University Graduate School of         25 Portfolios
Princeton,                                      Business since 1991; Chairman of Outward
NJ 08543-9095                                   Bound USA from 1997 to 2001; Chairman of
Age: 65                                         Wave Hill, Inc. since 1990; Trustee of
                                                Phillips Exeter Academy from 2002 to present.


James T. Flynn          Trustee       2002 to   Chief Financial Officer of JPMorgan & Co.,     19 Funds        None
P.O. Box 9095                         present   Inc. from 1990 to 1995 and an employee of      25 Portfolios
Princeton,                                      JPMorgan in various capacities from 1967
NJ 08543-9095                                   to 1995.
Age: 65


W. Carl Kester          Trustee       2002 to   Mizuho Financial Group, Professor of Finance,  19 Funds        None
P.O. Box 9095                         present   Harvard Business School, Unit Head, Finance    25 Portfolios
Princeton,                                      since 2005; Senior Associate Dean and Chairman
NJ 08543-9095                                   of the MBA Program of Harvard Business School,
Age: 53                                         1999 to 2005; Member of the faculty of Harvard
                                                Business School since 1981; Independent
                                                consultant since 1978.


Karen P. Robards***     Trustee       2002 to   President of Robards & Company, a financial    19 Funds        AtriCure, Inc.
P.O. Box 9095                         present   advisory firm, since 1987; formerly an         25 Portfolios   (medical
Princeton,                                      investment banker with Morgan Stanley for                      devices)
NJ 08543-9095                                   more than ten years; Director of Enable
Age: 55                                         Medical Corp. from 1996 to 2005; Director of
                                                AtriCure, Inc. since 2000; Director of the
                                                Cooke Center for Learning and Development, a
                                                not-for-profit organization, since 1987.


  * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Audit Committee.

*** Chair of the Board.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Officers and Trustees (concluded)

                        Position(s)   Length of
                        Held with     Time
Name, Address & Age     Fund          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice          2002 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President     present   Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                     since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer               President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                                         1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Lawrence R. Fuller      Vice          2002 to   Managing Director (Equities) of MLIM since 2000; Director of MLIM from 1997
P.O. Box 9011           President     present   to 2000.
Princeton,
NJ 08543-9011
Age: 64


Jeffrey Hiller          Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance    present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                         present   2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND       AUGUST 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) David
           O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -        Fiscal Year Ending August 31, 2005 - $28,000
                                   Fiscal Year Ending August 31, 2004 - $26,000

           (b) Audit-Related Fees -Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (c) Tax Fees -          Fiscal Year Ending August 31, 2005 - $5,700
                                   Fiscal Year Ending August 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -    Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2005 - $5,700
               Fiscal Year Ending August 31, 2004 - $5,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Principal Protected Fund of
Merrill Lynch Principal Protected Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: October 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: October 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: October 19, 2005